                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               QRS Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

[LOGO]                                                      [LETTERHEAD]

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of QRS Corporation (the "Company") to be held May 11, 2000, at 1:30 p.m. local time at the Company's headquarters, 1400 Marina Way South, Richmond, California 94804.

     At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (1) to elect three directors of the Company to serve for a three-year term ending in the year 2003 or until their respective successor is duly elected and qualified, (2) to approve the amendment and restatement of the Company's Certificate of Incorporation to increase the number of shares authorized for issuance thereunder by an additional 40,000,000 to a total of 60,000,000 shares of Common Stock, (3) to approve a series of amendments to the Company's 1993 Stock Option/Stock Issuance Plan, and (4) to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2000.

     The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Company's Board of Directors has unanimously approved each of the proposals and recommends that you vote FOR each such proposal.

     After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's 1999 Annual Report has been mailed concurrently herewith to all stockholders entitled to notice of and to vote at the Annual Meeting.

     We look forward to seeing you at the Annual Meeting.

                                           Sincerely yours,

                                           /s/ Shawn M. O'Connor

                                           Shawn M. O'Connor
                                           PRESIDENT AND CHIEF OPERATING OFFICER
Richmond, California
April 5, 2000

--------------------------------------------------------------------------------
                                    IMPORTANT
PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.
--------------------------------------------------------------------------------

                                 QRS CORPORATION
                1400 MARINA WAY SOUTH, RICHMOND, CALIFORNIA 94804

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 11, 2000

TO OUR STOCKHOLDERS:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of QRS Corporation, a Delaware corporation (the "Company"), to be held on May 11, 2000, at 1:30 p.m., local time, at the Company's headquarters, 1400 Marina Way South, Richmond, California 94804, for the following purposes:

1. To elect three directors to serve for a three-year term ending in the year 2003 or until their respective successor is duly elected and qualified. The nominees are David A. Cole, Garth Saloner and Garen K. Staglin;

2. To approve the amendment and restatement of the Company's Certificate of Incorporation to increase the number of shares authorized for issuance thereunder by an additional 40,000,000 to a total of 60,000,000 shares of Common Stock;

3. To approve a series of amendments to the Company's 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"), including (i) an increase in the number of shares of Common Stock authorized for issuance over the term of the 1993 Plan by an additional 800,000 shares to a total of 4,700,000 shares, (ii) the implementation of an automatic share increase feature pursuant to which the number of shares available for issuance under the 1993 Plan will automatically increase on the first trading day of January each calendar year, beginning with the calendar year 2001 and continuing through calendar year 2005, by an amount equal to five percent (5%) of the total number of shares outstanding on the last trading day of December in the immediately preceding calendar year, subject to a limitation on the maximum number of shares by which the share reserve will increase each year, (iii) a change to the vesting schedule in effect for the option grants made to non-employee members of the Board of Directors pursuant to the Automatic Option Grant Program, and (iv) an extension of the term of the 1993 Plan through December 31, 2005;

4. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2000; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice. Only stockholders of record at the close of business on March 16, 2000 are entitled to notice of and to vote at the Annual Meeting and at any continuation or adjournment thereof. The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

     All stockholders are cordially invited and encouraged to attend the Annual Meeting in person. In any event, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted on at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting. We look forward to seeing you at the Annual Meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Shawn M. O'Connor

                                           Shawn M. O'Connor
                                           PRESIDENT AND CHIEF OPERATING OFFICER


Richmond, California
April 5, 2000

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                                 PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                                 QRS CORPORATION
                             TO BE HELD MAY 11, 2000

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of QRS Corporation, a Delaware corporation (the "Company" or "QRS"), of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 11, 2000, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record on March 16, 2000 will be entitled to vote at the Annual Meeting. The Annual Meeting will be held at 1:30 p.m., local time, at the Company's headquarters, 1400 Marina Way South, Richmond, California 94804.

     It is anticipated that this Proxy Statement and the enclosed proxy card will be first mailed to stockholders on or about April 5, 2000.

     All share numbers in the Proxy Statement reflect the 3-for-2 split of the Common Stock that occurred on July 12, 1999.

                                  VOTING RIGHTS

     The close of business on March 16, 2000, was the record date for stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At the record date, the Company had 14,337,023 shares of its Common Stock outstanding and entitled to vote at the Annual Meeting. These shares were held by 155 stockholders of record and approximately 3,162 beneficial owners. Holders of Common Stock are entitled to one vote for each share of Common Stock so held. Stockholders may not cumulate votes in the election of directors. A majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

     If any stockholder is unable to attend the Annual Meeting, such stockholder may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors (the "Board of Directors" or the "Board") and, when the proxy card is returned properly completed, it will be voted as directed by the stockholder on the proxy card. Stockholders are urged to specify their choices on the enclosed proxy card. If a proxy card is signed and returned without choices specified, in the absence of contrary instructions, the shares of Common Stock represented by such proxy will be voted FOR Proposals 1, 2, 3 and 4 and will be voted in the proxy holders' discretion as to other matters that may properly come before the Annual Meeting. An automated system administered by the Company's transfer agent tabulates stockholder votes.

     Pursuant to Delaware law, directors are elected by plurality vote. With regard to such election, votes may be cast in favor of, or withheld from, each nominee. Withheld votes will be excluded from the vote and will have no effect. Proposal 2 will require the approval of the affirmative vote of a majority of the outstanding shares of Common Stock of the Company. Proposals 3 and 4 will each require the approval of the affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes (I.E., where the broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) on these proposals will be counted for purposes of determining the presence or absence of a quorum. Abstentions will be counted in the tabulation of votes cast on these proposals and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                            REVOCABILITY OF PROXIES

     Any person giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive offices an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                             SOLICITATION OF PROXIES

     The Company will bear the cost of soliciting proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. The Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. The Company has also retained the services of Georgeson Shareholder Communications Inc. to solicit proxies by telephone, telegram or other means for the Annual Meeting. The Company will pay Georgeson $11,500 for such services.

     THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 HAS BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL STOCKHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. THE ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT CONSIDERED PROXY-SOLICITING MATERIAL.

        -----------------------------------------------------------------
                                 PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS
        -----------------------------------------------------------------

     The Company's Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors with staggered three-year terms, with each class consisting, as nearly as possible, of one-third of the total number of directors. The Board currently consists of nine persons, classified as follows: Class III, which will hold office until the year 2001, consists of John P. Dougall, Philip Schlein and John S. Simon; Class I, which will hold office until the year 2002, consists of Peter R. Johnson, Tania Amochaev and Steven D. Brooks; and Class II, which will hold office until 2003, if this Proposal No. 1 is approved, will consist of David
A. Cole, Garth Saloner and Garen K. Staglin.

     At the Annual Meeting, the three directors (constituting all of the members of Class II of the Board of Directors) are to be elected to serve until the Company's 2003 annual meeting of stockholders, or until their respective successor is elected and qualified, or until the death, resignation or removal of such director. It is intended that the proxies will be voted for the three nominees named below for election to the Company's Board of Directors unless authority to vote for any such nominee is withheld. The three nominees to the Board of Directors are David A. Cole, Garth Saloner and Garen K. Staglin. Messrs. Cole, Saloner and Staglin are current members of the Board of Directors. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. The three candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company. The proxies solicited by this Proxy Statement may not be voted for more than three nominees.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS.

                        NOMINEES FOR TERM ENDING UPON THE
                       2003 ANNUAL MEETING OF STOCKHOLDERS

     Set forth below is information regarding the nominees to the Board of Directors that will serve until the year 2003, or until their respective successors are duly elected and qualified.

                                                                                              First Elected
Name                            Position(s) with the Company                          Age     Director
----                            ----------------------------                          ---     --------
David A. Cole(1)(2)             Director                                              57      2000
Garth Saloner, Ph.D.(2)(3)      Director, Chairman of the Compensation Committee      45      1993
Garen K. Staglin(4)             Director, Chairman of the Executive Committee         55      1991

------------------------

(1)      Member of the Nominations Committee
(2)      Member of the Compensation Committee
(3)      Member of the Audit Committee

(4)      Member of the Executive Committee

     MR. COLE was named a director of the Company in December 1999. Mr. Cole has served as the Chairman of the Board of Kurt Salmon Associates, Inc., ("KSA") a global management consulting firm that serves the retail, consumer products, and health care industries. Mr. Cole joined KSA in 1977 as a Managing Director and was Chairman and CEO from 1988 until 1999. Throughout his tenure as CEO, Mr. Cole played a key leadership role in numerous projects, including Strategy, Organization Development, Information Technology Operations and Sourcing in the Retailing and Consumer Products industries. Mr. Cole is also a keynote speaker at industry conferences in North America, Europe and Asia.

     DR. SALONER was named a director of the Company in December 1993. Dr. Saloner has served as the Robert A. Magowan Professor of Strategic Management and Economics at the Graduate School of Business at Stanford University (the "Stanford GSB") since 1990. He also serves as a Co-Director of the Center for Electronic Business and Commerce at the Stanford GSB. He served as Associate Dean for Academic Affairs and Director of Research and Course Development at Stanford from 1993 to 1996. From 1982 to 1990, Dr. Saloner was a professor in the Economics Department of the Massachusetts Institute of Technology. Dr. Saloner is a director of Charles River Associates, an economic consulting firm, Brilliant Digital Entertainment, a 3D animation firm, and Next Stage Entertainment, a firm engaged in building a network of live entertainment theaters.

     MR. STAGLIN was named a director of the Company in 1991. Since 1991, Mr. Staglin has served as the Chief Executive Officer and Chairman of the Board of Directors of Safelite Glass Corporation, a replacement auto glass manufacturing and retailing company. From 1980 to 1991, Mr. Staglin was a Vice President and General Manager of Automatic Data Processing, a computer networking services company. Since 1985, Mr. Staglin has been the owner and manager of Staglin Vineyards. Mr. Staglin currently serves as a director of First Data Corporation, a supplier of computer services for credit card processing and other financial services and CyberCash, Inc., a provider of secure transaction services for the Internet. In 1994, Mr. Staglin was named a member of the Advisory Council to the Stanford Graduate School of Business.

                  CONTINUING DIRECTORS FOR TERM ENDING UPON THE
                       2002 ANNUAL MEETING OF STOCKHOLDERS

         Set forth below is information regarding the continuing directors that will serve until the year 2002 or until their respective successors are duly elected and qualified.

                                                                                                First Elected
Name                         Position(s) with the Company                               Age     Director
----                         ----------------------------                               ---     --------
Peter R. Johnson (1)(2)(3)   Chairman of the Board of Directors                         51      1985
Tania Amochaev (2)           Director                                                   50      1992
Steven D. Brooks (1)(2)      Director, Chairman of the Audit Committee                  48      1994

------------------------
(1)  Member of the Audit Committee
(2)  Member of the Executive Committee
(3)  Member of the Nominations Committee

     MR. JOHNSON founded the Company in 1985 and has been Chairman of the Board since the Company's inception. Mr. Johnson served as Chairman and CEO of the Company from October 1985 to March 1991 and again from January 1992 to May 1993. Before founding the Company, Mr. Johnson was a Corporate General Manager of Myer Emporium Limited, a large retailer in Australia. QRS sold PRJ & Associates to Uniquest Incorporated in May 1993. Mr. Johnson served as the Chief Executive Officer of Uniquest from December 1993 to December 1994. From 1995 to the present, Mr. Johnson has been a private investor in and a consultant to a number of technology companies. Mr. Johnson served as Chairman of NSB Retail Systems PLC, a publicly held company in the United Kingdom, from 1995 through October 1999 and remains its Senior Director. Mr. Johnson is currently Chairman and CEO of Tradeweave (a QRS company). Mr. Johnson is also a Director of Style365.com and several other privately held technology companies.

         MS. AMOCHAEV was named a director in May 1992. Ms. Amochaev served as the President of the Company from May 1992 until February 1997, and as Chief Executive Officer from May 1993 until February 1997. Before joining the Company, from 1988 to 1992, Ms. Amochaev was Chief Executive Officer of Natural Language, Inc., a client server database tool software company. From 1984 to 1987, Ms. Amochaev was President and Chief Executive Officer of Comserv Corporation, a manufacturing applications software company that was sold in 1987 to Management Science America. Ms. Amochaev currently serves as a director of Walker Interactive Systems, Inc., a financial software company, Government Technology Services, Inc., a computer reseller to the government, and of Symantec Corporation, a software company

     MR. BROOKS was named a director of the Company in January 1994. Mr. Brooks is a Managing Director at Broadview Capital Partners ("Broadview"), a private equity firm focused upon investments in the technology sector. Mr. Brooks joined Broadview in February 1999. From September 1997 to February 1999, Mr. Brooks served as a Managing Director of Donaldson Lufkin & Jenrette Securities Corporation, an investment banking firm. From January 1997 to August 1997, Mr. Brooks was a private investor and a consultant to technology companies. From 1994 to December 1996, Mr. Brooks served as Managing Director and Head of Global Technology Investment Banking at Union Bank of Switzerland Securities, LLC. From 1988 to 1994, Mr. Brooks was a private investor and consultant to high technology firms. From 1986 to 1988, Mr. Brooks served as Managing Partner of investment banking at Robertson, Stephens & Co., an investment bank. Mr. Brooks is a director of Paychex, Inc., a national payroll processing and business services company, and VERITAS Software Corporation, a storage management software company, as well as several private companies.

                  CONTINUING DIRECTORS FOR TERM ENDING UPON THE
                       2001 ANNUAL MEETING OF STOCKHOLDERS

Set forth below is information regarding the continuing directors that will serve until the year 2001, or until their respective successors are duly elected and qualified.

                                                                                         First Elected
Name                              Position(s) with the Company                   Age     Director
----                              ----------------------------                   ---     --------
John P. Dougall(1)                Director                                       56      1990
Philip Schlein (1)(2)             Director                                       66      1996
John S. Simon (1)                 Chief Executive Officer and Director           43      1997

------------------------

(1)      Member of the Nominations Committee
(2)      Member of the Compensation Committee

         MR. DOUGALL has been a director of the company since July 1990. On February 5, 1999, Mr. Dougall became Group Chief Executive Officer for Plessy Asia Pacific. From December 1997 to February 1999, Mr. Dougall was a private investor. From November 1996 to November 1997, Mr. Dougall served as Chairman and Chief Executive Officer for Aristocrat Leisure Limited, an Australian publicly listed company and a supplier to gambling and entertainment companies. From January 1992 to September 1996, Mr. Dougall served as Chief Executive Officer of AWA Limited, an electronics and telecommunications company. Mr. Dougall held various executive positions with the Company from July 1990 to January 1992, serving as President of the Company from February 1991 to June 1991 and as President and Chief Executive Officer from June 1991 to January 1992. From February 1988 to June 1990, Mr. Dougall was the Executive Director of Paxus Corporation, a software services and outsourcing firm.

     MR. SCHLEIN was named a director of the Company in February 1996. Mr. Schlein has been a general partner of BMS Partners L.P., a venture partner of U.S. Venture Partners, a venture capital firm, since April 1985. Mr. Schlein held various executive positions with R.H. Macy & Company, Inc. from September 1957 to December 1973 and was President and Chief Executive Officer of its Macy's California division from January 1974 to January 1985. Mr. Schlein currently serves as a director of Burnham Pacific Incorporated, a commercial real estate development and leasing company, Ross Stores, Inc., a clothing store chain, and Resound Corporation, a hearing device manufacturing company, XOOM.com, Inc., an eCommerce company, and bebe stores, inc., a producer of contemporary women's apparel and accessories. Additionally, Mr. Schlein served as a director of Apple Computer, Inc. from 1979 to 1987.

         MR. SIMON was named Chief Executive Officer in July 1998 and a director of the Company in December 1997. Mr. Simon has held various positions with the Company since 1988, including President from January 1998 until July 1998 and Executive Vice President from January 1994 to December 1997. From 1980 to 1988, Mr. Simon was employed by Carter Hawley Hale Stores, Inc., a retail company, most recently as Senior Program Manager of its Information Services Division, and prior to that held a number of merchandising, store management and information services positions.

                          BOARD MEETINGS AND COMMITTEES

         The Board of Directors held nine meetings during fiscal year 1999. Each of the nine directors constituting the Board of Directors for fiscal year 1999 attended more than 75% of the aggregate of (i) the total number of Board meetings held during that fiscal year, and (ii) the total number of meetings held by all committees of the Board on which such director served, except for Philip Schlein, who attended four out of nine Board meetings and one out of two Compensation Committee meetings, and John P. Dougall, who attended six out of nine Board meetings. The Board of Directors has an Audit Committee, a Compensation Committee, an Executive Committee and a Nominations Committee.

         The Audit Committee of the Board of Directors held two meetings during fiscal 1999. The Audit Committee, which is currently comprised of Directors Brooks (Chairman), Johnson and Saloner, recommends engagement of the Company's independent auditors, approves services performed by such auditors and reviews and evaluates the Company's accounting system and its system of internal controls.

         The Compensation Committee of the Board of Directors held two meetings during fiscal 1999. The Compensation Committee, which is currently comprised of Directors Saloner (Chairman), Schlein and Cole (who joined the committee in February 2000) has overall responsibility for the Company's compensation policies and determines the compensation payable to the Company's executive officers, including their participation in certain of the Company's employee benefit and stock option plans.

         The Executive Committee of the Board of Directors held five meetings during fiscal 1999. The Executive Committee, which is currently comprised of Directors Staglin (Chairman), Brooks, Johnson and Amochaev, has, in the intervals between meetings of the Board of Directors, to the full extent allowed by Delaware law, all the authority of the Board of Directors in the management of the business and affairs of the Company, including, without limitation, the power and authority to manage succession planning and evaluation of strategic matters, including mergers and acquisitions. However, the Executive Committee will not exercise its power and authority in a manner inconsistent with any action, direction or instruction of the Board of Directors.

         A Nominations Committee of the Board of Directors was established in December 1999. The Nominations Committee held no meetings during fiscal year 1999. The Nominations Committee, which is currently comprised of Directors Johnson (Chairman), Dougall, Cole, Staglin and Simon. The Nominations Committee was established to review and recommend candidates for membership on the Board of the Company and the board of Tradeweave, Inc., a subsidiary of the Company.

                              DIRECTOR COMPENSATION

         For fiscal year 1999, each non-employee director received a quarterly fee of $2,500 for Board membership, as well as $1,000 per meeting attended. The Executive Committee members received $2,000 per meeting attended. Each non-employee director who is not appointed to the Board pursuant to any contractual or other right or arrangement is eligible for reimbursement, in accordance with Company policy, for expenses incurred in connection with his attendance at meetings of the Board of Directors and the committees thereof.

         Under the Automatic Option Grant Program of the Company's 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"), as in effect for the 1999 fiscal year, each individual serving as a non-employee Board member on May 11, 1999, the date of the Annual Stockholders Meeting, received on that date an option grant for 7,500 shares, provided such individual had served as a non-employee Board member for at least six months. Accordingly, Ms. Amochaev and Messrs., Brooks, Dougall, Johnson, Saloner, Schlein, Staglin and Hazlett (a non-employee member of the Board on that date who has subsequently resigned from the Board) each received an automatic option grant for 7,500 shares of Common Stock on May 11, 1999 in connection with their continued service as non-employee Board members. Each such grant has an exercise price of $43.167 per share, the fair market value per share of the Common Stock on the grant date, and has a maximum term of 10 years, subject to earlier termination following the optionee's cessation of Board service. Each of the options is currently exercisable in a series of four successive equal annual installments commencing six (6) months after the grant date, provided the optionee continues to serve as a Board member. However, if Proposal No. 3 is approved at the Annual Meeting, the vesting schedule in effect for each of the options (other than the option granted to Mr. Hazlett which terminated upon his resignation from the Board on November 30, 1999) will be revised so that the option will become exercisable for 25% of the option shares upon the optionee's completion of six (6) months of Board service measured from the grant date and will become exercisable for the balance of the option shares in a series of thirty-six (36) successive equal monthly installments upon the optionee's completion of each of the next thirty-six (36) months of continued Board service thereafter.

         On December 9, 1999, Mr. Cole received an option grant for 15,000 shares in connection with his initial appointment to the Board as a non-employee director. Such grant has an exercise price of $75.75 per share, the fair market value per share of the Common Stock on the grant date, and has a maximum term of 10 years, subject to earlier termination following Mr. Cole's cessation of Board service. The option is currently exercisable in a series of four successive equal annual installments commencing six (6) months after the grant date, provided Mr. Cole continues to serve as a Board member. However, if Proposal No. 3 is approved at the Annual Meeting, the vesting schedule in effect for such option will be revised in the manner indicated above for the other outstanding automatic option grants.

         Each option under the Automatic Option Grant Program will become immediately exercisable for all the option shares upon (i) certain changes in ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Board member. Upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each such option may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of
(a) the tender offer price paid per share of Common Stock over (b) the exercise price payable for such option share.

         On May 14, 1999, each non-employee Board member received a special option grant under the Discretionary Option Grant Program of the 1993 Plan for an additional 7,500 shares of Common Stock, and each individual who was on that date serving as the Chairperson of any Board committee or of the Board received an additional option grant under the Discretionary Option Grant Program for another 15,000 shares of Common Stock. Accordingly, Ms. Amochaev and Messrs., Brooks, Dougall, Johnson, Saloner, Schlein, Staglin and Hazlett each received a discretionary option grant for 7,500 shares of Common Stock on May 14, 1999 in connection with their continuation as non-employee Board members, and Messrs. Brooks, Staglin, Saloner and Johnson each received a second discretionary option grant for an additional 15,000 shares of Common Stock on that date in connection with their continued service as the respective Chairpersons of the Audit, Compensation and Executive

Committees, and of the Board. Each such grant has an exercise price of $43.167 per share, the fair market value per share of the Common Stock on the grant date, and has a maximum term of 10 years, subject to earlier termination following the optionee's cessation of Board service. Each of the May 14, 1999 options is fully vested and immediately exercisable for all the option shares.

         The Company entered into a consulting agreement with Mr. Staglin on May 3, 1999. Mr. Staglin will provide consulting services on merger and acquisition activity to the Company when requested, up to 15 hours per month until December 31, 2000. The Company will pay Mr. Staglin $3,000 per day plus expenses for his consulting services. Additionally, Mr. Staglin received an option grant for 15,000 shares in connection with his consulting agreement. The grant has an exercise price of $36.667 per share, the fair market value per share of the Common Stock on the grant date, and has a maximum term of 10 years, subject to earlier termination following Mr. Staglin's cessation of consulting services. The option is fully vested and immediately exercisable for all the option shares. For the fiscal year ended December 31, 1999, the Company paid Mr. Staglin $3,030.35 in respect of his consulting agreement.

                                   MANAGEMENT

         Set forth below is information regarding the executive officers of the Company who are not directors:

Name                                Age               Position
----                                ---               --------
Glenn DuBois                        46                Vice President, Sales
Shawn M. O'Connor                   40                President and Chief Operating Officer
Peter Papano                        50                Chief Financial Officer and Secretary
Philip Woodworth                    43                Vice President and General Manager

         MR. DUBOIS joined the Company in July 1997 as Vice President, Sales. He is currently serving as acting Vice President, Sales for Tradeweave, Inc., a subsidiary of the Company. Prior to joining the Company, from July 1996 to June 1997, he was Vice President of Sales for the LizWear Division of Liz Claiborne, Inc., a manufacturer of apparel. From July 1991 to July 1996, Mr. DuBois was with the Lee Division of VF Corporation, initially as Director of Business Systems and Planning and, beginning in 1994, as Regional Vice President of Sales. Prior to that, from 1983 to 1991, Mr. DuBois served in various management roles in both retail relations and systems for Levi Strauss.

         MR. O'CONNOR joined the Company in February 1995 and became Vice President, Chief Financial Officer and Secretary in March 1995. Mr. O'Connor was named Chief Operating Officer in January 1998 and President in July 1998, and currently serves in these two capacities. Before joining the Company, from 1992 to 1994, Mr. O'Connor was Vice President and Chief Financial Officer for Diasonics Ultrasound, Inc., a medical equipment manufacturer ("Diasonics Ultrasound"). From 1988 to 1992, Mr. O'Connor held various management positions with Diasonics Ultrasound.

         MR. PAPANO joined the Company in August 1998 as Vice President, Finance, Chief Financial Officer and Secretary. Prior to joining the Company, from 1991 to May 1998, Mr. Papano served in two principal capacities at Knight-Ridder Information Inc. (now known as the Dialog Corporation), a company in the information business that primarily provides online search and current awareness information products, including Chief Financial Officer from January 1994 to December 1997 and Senior Director of Finance from 1991 to December 1993. In addition, Mr. Papano served as Chief Financial Officer for a subsidiary of Dialog Corporation from December 1997 until May 1998. He began his career with GTE Corporation in local and long distance telephone operations.

         MR. WOODWORTH was named Vice President and General Manager in October 1999. He formerly served as Vice President, Product Marketing from October 1998 to October 1999. Mr. Woodworth is responsible for the Company's products and product management and the development of Internet and Internet technology services that complement the retail industry and demand chain initiatives that the Company sponsors on behalf of its retailer customers, vendors and carriers. Mr. Woodworth has worked for the Company for over nine years and has held various positions, including Vice President of Sales and Director of Projects. Prior to joining the Company, Mr. Woodworth was employed in the data processing industry for 19 years.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to the Company and its subsidiaries for the 1999, 1998 and 1997 fiscal years by (i) the Company's Chief Executive Officer and (ii) each of the Company's four other most highly compensated executive officers for the 1999 fiscal year. All the individuals named in such table will be hereafter referred to as the "Named Executive Officers." No other executive officer of the Company who would have otherwise been included in the table on the basis of salary and bonus earned for the 1999 fiscal year resigned or terminated employment during such fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                 Long-Term
                                                  Annual Compensation       Compensation Awards
                                                  -------------------            Securities            All Other
Name and Principal Position             Year  Salary (1)         Bonus     Underlying Options (#)   Compensation (2)
---------------------------------------------------------------------------------------------------------------------
Glenn DuBois                            1999  $174,583          $ 70,000            10,000                $3,842
     Vice President, Sales (3) (4)      1998  $170,000          $139,127            30,000               $57,618
                                        1997  $ 85,000          $ 40,531            60,000                $1,488

Shawn M. O'Connor                       1999  $222,019          $134,200            50,000                $9,119
    President and Chief Operating       1998  $210,925          $202,760            60,000                $9,119
    Officer                             1997  $169,166          $ 92,688           150,000                $4,750

Pete Papano                             1999  $170,000          $ 57,800            15,000                $3,300
    Vice President, Finance, Chief      1998  $ 60,590               --             57,500                  --
    Financial Officer and Secretary (5) 1997         --              --               --                    --

John S. Simon                           1999  $238,333          $148,000            80,000                $9,955
     Chief Executive Officer and        1998  $220,825          $213,811            60,000                $8,186
     Director                           1997  $179,166          $ 93,438           150,000                $6,346

Philip Woodworth                        1999  $168,333          $ 63,500            15,000                $5,000
    Vice President and General          1998  $130,000          $ 88,486            15,000                $5,000
    Manager                             1997  $110,250          $ 40,000            15,000                $4,750

---------------

(1) Includes salary deferred under the Company's 401(k) Plan and Non Qualified Deferred Compensation Plan.

(2) The indicated amount for each Named Executive Officer is comprised of (i) Company contributions made to the Company's 401(k) and Non Qualified Deferred Compensation ("NQDC") Plans which match the salary deferral contributions made by such officer to such plans, (ii) long-term disability insurance premiums paid by the Company on behalf of such officer, (iii) life insurance premiums paid by the Company on behalf of such officer, (iv) reimbursed moving expenses; (v) severance and (vi) consulting fees. See the table below for the dollar amount of each such item.

(3) Mr. DuBois is currently serving as acting Vice President, Sales for Tradeweave, Inc., a subsidiary of the Company.

(4)  Mr. DuBois' annualized salary was $170,000 for the 1997 fiscal year.

(5)  Mr. Papano's annualized salary was $170,000 for the 1998 fiscal year.

                             ALL OTHER COMPENSATION

                                       Matching 401(k) Disability      Life      Reimbursed
                                       And NQDC Plan   Insurance       Insurance Moving                   Consulting
Name                          Year     Contribution    Premium         Premium   Expenses    Severance    Fees
----                          ----     ------------    -------         --------  --------    ---------    ----
Glenn DuBois                  1999     $3,842          --              --        --          --           --
    Vice President, Sales     1998     $5,000          --              --        $52,618     --           --
                              1997     $1,488          --              --        --          --           --

Shawn O'Connor                1999     $5,000          $1,929          $2,190    --          --           --
    President and Chief       1998     $5,000          $1,929          $2,190    --          --           --
    Operating Officer         1997     $4,750          --              --        --          --           --

Pete Papano                   1999     $3,300          --              --        --          --           --
    Vice President, Finance,  1998     $2,267          --              --        --          --           --
    Chief Financial Officer   1997     --              --              --        --          --           --
    and Secretary

John Simon                    1999     $5,000          $1,963          $2,992    --          --           --
     Chief Executive          1998     $5,000          $1,963          $1,223    --          --           --
     Officer and Director     1997     $4,750          $1,112          $484      --          --           --

Philip Woodworth              1999     $5,000          --              --        --          --           --
    Vice President and        1998     $5,000          --              --        --          --           --
    General Manager           1997     $4,750          --              --        --          --           --

STOCK OPTIONS

         The following table sets forth information concerning the stock options granted during the 1999 fiscal year to the Named Executive Officers. No stock appreciation rights were granted during the 1999 fiscal year to the Named Executive Officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                               Individual Grants
                         --------------------------------------------------------------
                          Number of      Percent of Total
                         Securities          Options                                      Potential Realizable Value at
                         Underlying         Granted to                                               Assumed
                           Options         Employees in    Exercise or Base  Expiration    Annual Rates of Stock Price
Name                     Granted(#)       Fiscal Year(1)    Price Share(2)      Date      Appreciation for Option Term(3)
----                     ----------       --------------    --------------      ----      -------------------------------
                                                                                                5%              10%
                                                                                            -----------      ----------
Glenn DuBois               10,000    (4)      1.85%            $63.5625       10/14/09       $399,741        $1,013,023

Shawn M. O'Connor          50,000    (4)      9.26%            $63.5625       10/14/09       $1,998,706      $5,065,113

Peter Papano               15,000    (4)      2.78%            $63.5625       10/14/09       $599,612        $1,519,534

John S. Simon              80,000    (4)(5)   14.82%           $63.5625       10/14/09       $3,197,929      $8,104,180

Philip Woodworth           15,000    (4)      2.78%            $63.5625       10/14/09       $599,162        $1,519,534

------------------

(1) The Company granted options to purchase 734,865 shares of Common Stock during the 1999 fiscal year. Options for 600,400 shares were granted under the 1993 Plan, and options for 134,465 shares were granted under the 1997 Non-Officer Plan. All grants to the Named Executive Officers were made under the 1993 Plan. The Plan Administrator may grant two types of stock appreciation rights in connection with option grants made under such plan: tandem stock appreciation rights which provide the holders with the right to surrender their options for an appreciation distribution from the Company, payable in cash or Common Stock, equal in amount to the excess of (a) the fair market value of the shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares, and limited stock appreciation rights which allow the holders to surrender their options to the Company, upon the successful completion of a hostile tender offer for more than 50% of the outstanding Common Stock, for a cash distribution in an amount per surrendered option share equal to the excess of (a) the tender offer price paid per share of Common Stock over (b) the exercise price payable for such share. No stock appreciation rights were granted to the Named Executive Officers during the 1999 fiscal year.

(2) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the Federal and state income or employment withholding taxes to which the optionee may become subject in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of Common Stock) in satisfaction of such withholding tax liability.

(3) There is no assurance that the actual stock price appreciation over the 10-year option term will be at the five percent and ten percent assumed annual rates of compounded stock price appreciation or at any other level. Unless the market price of the Company's Common Stock does, in fact, appreciate over the option term, no value will be realized from the option grants.

(4) Each option, except for 30,000 shares of the 80,000 share option grant made to Mr. Simon, is currently structured so that the option will become exercisable in a series of four successive equal annual installments upon the optionee's completion of each year of service over the four-year period measured from the grant date. The grant date for each option was October 15, 1999. The shares subject to such option will vest immediately in the event the Company is acquired by a merger or asset sale, unless the option is assumed by the acquiring entity. The Plan Administrator also has the discretionary authority to provide for accelerated vesting of the option shares upon (i) the occurrence of such acquisition, whether or not the option is assumed, (ii) the termination of the optionee's employment within a specified period following such acquisition, if the option does not otherwise accelerate at the time of the acquisition, (iii) a change in ownership of more that 50% of the Company's outstanding voting stock, (iv) a change in the majority of the Board effected through one or more proxy contests, or (v) the subsequent termination of the optionee's employment within a specified period following such a change in ownership or majority of the Board. The option grants made to Messrs. Simon and O'Connor for the 1999 fiscal year will automatically accelerate upon an acquisition or other change in control of the Company, except to the extent such acceleration would result in an excess parachute payment under the federal tax laws. To the extent their options do not accelerate at the time of the acquisition or other change in control, acceleration will occur in the event their employment terminates within 24 months following such acquisition or change in control.

(5) Options for 30,000 shares subject to the 80,000-share option grant made to Mr. Simon will vest on the attainment of certain performance goals as follows: Options for 15,000 shares will vest at the end of fiscal year 2001 if the Company achieves (i) revenue growth of 35% between fiscal year 1999 and fiscal year 2000 and (ii) revenue growth of 35% between fiscal year 2000 and fiscal year 2001. Options for 15,000 shares will vest at the end of fiscal year 2002 if the Company achieves (i) revenue growth of 35% between fiscal year 2001 and fiscal year 2002 and (ii) revenue growth of 35% between fiscal year 1999 and fiscal year 2000 or fiscal year 2000 and fiscal year 2001.

STOCK OPTION EXERCISES AND HOLDINGS

         The following table sets forth certain information with respect to the Named Executive Officers concerning the exercise of options during the 1999 fiscal year and unexercised options held by the Named Executive Officers at the end of the 1999 fiscal year. No Named Executive Officers exercised SARs during the 1999 fiscal year, and there were no SARs held by such individuals at the end of the 1999 fiscal year.

                                                              Number of Securities           Value of Unexercised
                                                             Underlying Unexercised         in-the-Money Options at
                                                               Options at Fiscal                Fiscal Year-End
                                                                    Year-End              (market price of shares less
                                                               (Number of Shares)             exercise price)(1)(2)
                      Shares Acquired                       -------------------------      ----------------------------
Name                  on Exercise (#)  Value Realized (3)   Exercisable Unexercisable      Exercisable    Unexercisable
----                  ---------------  ------------------   ----------- -------------      -----------    -------------
Glenn DuBois                 --                --            37,499       62,500          $3,111,787      $4,840,000

Shawn M. O'Connor          58,175          $2,058,411        166,824     140,000          $14,245,585     $9,799,375

Peter Papano               3,000             $86,500         12,000       60,000          $1,033,281      $4,493,906

John S. Simon              45,000          $1,529,775        184,124     246,000          $9,512,537      $17,490,713

Philip Woodworth           6,150            $214,750         59,400       37,500          $5,520,913      $2,556,875

-----------------------------

(1) "In-the-money" options are options whose exercise price was less than the market price of the Company's Common Stock on December 31, 1999, the last business day of the 1999 fiscal year.
(2) Based upon the market price of $105 per share, which was the closing price per share of the Company's Common Stock as quoted on the Nasdaq National Market on December 31, 1999.
(3) Equal to the excess of (i) the market price of the purchased share on the date the option was exercised for those shares over (ii) the exercise price paid for the shares.


                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                        AND CHANGE-IN-CONTROL AGREEMENTS

         On March 15, 1999, the Company entered into an employment agreement with John S. Simon, the Chief Executive Officer of the Company and a member of the Board of Directors. Under the terms of the agreement, the Company agreed to pay Mr. Simon a base salary of $240,000 for the 1999 fiscal year and additional incentive compensation of up to $160,000 for such fiscal year based upon the achievement of specified individual and Company performance targets. Should the Company terminate Mr. Simon's employment other than for cause, he will be entitled to the continuation of his total targeted annual compensation (base salary and bonus) and benefits for a period of 12 months. If there occurs a change of control of the Company and Mr. Simon's employment is subsequently terminated other than for cause or he resigns in connection with a reduction in his salary or target bonus by 15% or more, a reduction in his responsibilities or a relocation of his principal place of employment by more than 50 miles, then he will be entitled to the continuation of his targeted annual compensation and benefits for a period of 12 months following such termination or resignation at the level in effect at the time of such termination or resignation or (if greater) at the time of the change in control. To the extent any stock options held by Mr. Simon at the time of the change in control are not assumed or otherwise continued in effect by the successor entity, those options will vest and accelerate in full at the time of such change in control. However, any options granted to Mr. Simon after December 23, 1997 will immediately vest upon a change in control of the Company, whether or not assumed or continued in effect, except to the extent such acceleration would result in an excess parachute payment under the federal tax laws. To the extent any of Mr. Simon's options do not accelerate at the time of the change in control because of such limitation, full and immediate acceleration of those post-December 23, 1997 options will occur in the event his employment terminates within 24 months following such change in control.

         On March 15, 1999, the Company entered into an employment agreement with Shawn M. O'Connor, the President and Chief Operating Officer of the Company. Under the agreement, the Company agreed to pay Mr. O'Connor a base salary of $225,000 for the 1999 fiscal year, and additional incentive compensation of up to $145,000 for such fiscal year based upon the achievement of specified individual and Company performance targets. The employment agreement is terminable by either party at any time. Should the Company terminate Mr. O'Connor's employment other than for cause, he will be entitled to the continuation of his total targeted annual compensation (salary and bonus) and benefits for a period of 12 months. If there occurs a change of control of the Company and Mr. O'Connor's employment is subsequently terminated other than for cause or he resigns in connection with a reduction in his salary or target bonus by 15% or more, a reduction in his responsibilities or a relocation of his principal place of employment by more than 50 miles, then he will be entitled to the continuation of his targeted annual compensation and benefits for a period of 12 months following such termination or resignation. To the extent any stock options held by Mr. O'Connor at the time of the change in control are not assumed or otherwise continued in effect by the successor entity, those options will vest and accelerate in full at the time of such change in control. However, any options granted to Mr. O'Connor after December 23, 1997 will immediately vest upon a change in control of the Company, except to the extent such acceleration would result in an excess parachute payment under the federal tax laws. To the extent any of Mr. O'Connor's options do not accelerate at the time of the change in control because of such limitation, full and immediate acceleration of those post-December 23, 1997 options will occur in the event his employment terminates within 24 months following such change in control.

         The Company has also entered into agreements with each of Glenn DuBois, Peter Papano and William Hammack, Vice President, Human Resources, respectively, pursuant to which each of them will be entitled to the continuation of their targeted annual compensation (base salary and bonus) and benefits for a period of 12 months in the event the Company terminates their employment other than for cause. If there occurs a change of control and within the succeeding 24 months either the employment of such individual is terminated without cause or he resigns by reason of a reduction in his salary of 15% or more, a reduction in his duties or a change in his principal place of employment by more than 50 miles, then such individual will be entitled to the continuation of his targeted annual compensation and benefits for a period of 12 months, and his initial option grants of 45,000 shares (for Mr. DuBois), 52,500 shares (for Mr. Papano) and 37,500 shares (for Mr. Hammack), respectively, will accelerate and vest in full. In addition, should there occur a change of control prior to the full vesting of such officer's initial option grant and that officer continues in the employ of the successor company for a period of 12 months, then his initial option will accelerate and vest upon the completion of that 12 month period of employment following the change of control.

         The Compensation Committee of the Board of Directors has the authority as Plan Administrator of the 1993 Plan to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the Company's other executive officers, whether granted under that plan or any predecessor plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following (i) an acquisition of the Company by merger or asset sale, (ii) a change in ownership of more than 50% of the Company's outstanding Common Stock or (iii) a change in the majority of the Board as a result of one or more contested elections for Board membership. The Compensation Committee also has the authority under the 1993 Plan to accelerate the vesting of outstanding options immediately upon such acquisition or change in ownership or majority of the Board.

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee of the Company's Board of Directors are currently Garth Saloner, Philip Schlein and David A. Cole (who joined the committee in February 2000).

         No member of the Compensation Committee was at any time during the 1999 fiscal year, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors (the "Committee") is currently comprised of three non-employee Board members, Garth Saloner (Chairman), Philip Schlein and David A. Cole (who joined the committee in February 2000).

         The Committee administers the Company's compensation policies and programs. The Committee has responsibility for executive compensation matters, including setting the base salaries of the Company's executive officers, approving individual bonuses and bonus programs for executive officers, administering certain employee benefit programs, and administering the Company's 1993 Stock Option Plan (the "1993 Plan") under which grants may be made to executive officers and other key employees. The following is a summary of policies of the Committee that affect the compensation paid to the Company's executive officers, as reflected in the tables and text set forth elsewhere in this proxy statement.

         GENERAL COMPENSATION POLICY. The overall policy of the Committee is to offer the Company's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. One of the primary objectives is to have a substantial portion of each executive officer's compensation contingent upon the Company's financial success as well as upon such executive officer's own level of performance. Each executive officer's compensation package is generally comprised of three elements: (i) base salary, which is determined on the basis of the individual's position and responsibilities with the Company, the level of his or her performance and the financial performance of the Company, (ii) incentive performance awards payable in cash and tied to the achievement of specified performance goals and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. Generally, as an executive officer's level of responsibility increases, a greater portion of that individual's total compensation will be dependent upon Company performance and stock price appreciation rather than base salary.

         FACTORS. The principal factors considered in establishing the components of each executive officer's compensation package for the 1999 fiscal year are summarized below. The Committee may, in its discretion, apply entirely different factors, such as different measures of financial performance, for future fiscal years.

                  BASE SALARY. In setting the base salary for each executive officer, the Committee considers executive compensation data compiled from surveys of computer services companies. These surveys are performed and compiled by various independent consulting firms and are conducted on local as well as national bases. In selecting companies from the surveys for comparative compensation purposes, the Committee considers a number of factors, such as their size and organizational complexity, the nature of their businesses, the regions in which they operate, the structure of their compensation programs (including the extent to which they rely on bonuses and other contingent forms of compensation) and the availability of compensation information. Because of the nature of this selection process, there is no substantial correlation between the companies chosen for comparative compensation purposes and those companies included in the indices used to compare stockholder return in the Stock Performance Chart which appears elsewhere in this proxy statement.

         Using the survey data for the selected companies as a starting point, the Committee evaluates each executive's level of performance as compared to the performance of other officers within the Company to determine the executive's base salary. Adjustments to each officer's base salary are considered annually and are determined based upon: (i) changes in the level of base salaries of comparable positions in the market, as determined on the basis of the survey data, (ii) personal performance in the past fiscal year and (iii) the overall performance of the Company. For the 1999 fiscal year, the base salaries of the Company's executive officers ranged from the 25th to 75th percentile of the salary levels in effect for comparable positions at the surveyed companies.

                  INCENTIVE COMPENSATION. For the 1999 fiscal year, a bonus program was established under which each executive officer could earn a bonus on the basis of the Company's attainment of pre-established revenue, and net operating profit targets and that person's success in achieving the individual performance goals predetermined for him. The potential bonus amount was determined by each individual's base salary and job level, and the actual bonus paid varied with the degree to which the performance factors described above were attained. The amounts paid to each executive officer under the program ranged from a high of $148,000 to a low of $57,800 for the 1999 fiscal year.

                  LONG-TERM STOCK-BASED INCENTIVE COMPENSATION. From time to time, the Committee approves stock option grants for the Company's executive officers under the 1993 Plan. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant generally allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option generally becomes exercisable in a series of annual installments over the officer's continued employment with the Company. Accordingly, the option provides a return to the executive officer only if the market price of the shares appreciates over the option term and the officer continues in the Company's employ. The size of the option grant to each executive officer is designed to create a meaningful opportunity for stock ownership and is based upon the executive officer's current position with the Company, internal comparability with option grants made to other Company executives, the executive officer's current level of performance and the executive officer's potential for future responsibility and promotion over the option term. The Committee also takes into account the number of vested and unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

         CEO COMPENSATION.

                  John S. Simon, the Company's Chief Executive Officer, has an existing employment contract with the Company under which Mr. Simon was paid a base salary of $240,000 for fiscal 1999, and his annualized target bonus was set at $160,000. However, on the basis of the Compensation Committee's evaluation of Mr. Simon's individual performance for the 1999 fiscal year and the Company's attainment of certain performance milestones tied to revenue growth, operating profit and new product introduction, he was awarded an incentive bonus for the 1999 fiscal year in the amount of $148,000. In addition, on October 15, 1999, Mr. Simon was granted an option to purchase an additional 80,000 shares of the Company's common stock at an exercise price of $63.5625 per share, the fair market value per share on the grant date. The option is currently structured as to 50,000 of the option shares so that the option will become exercisable for those shares in a series of four successive equal annual installments upon Mr. Simon's completion of each year of service over the four-year period measured from the grant date. However, if Proposal No.3 is approved at the Annual Meeting, the Compensation Committee intends to restructure the option so that it will become exercisable for those 50,000 shares in a series of installments over Mr. Simon's period of service as follows: (i) the option will become exercisable for 25% of the option shares upon his completion of one year of service measured from the grant date, and (ii) the option will become exercisable for the balance of the option shares in a series of 36 successive equal monthly installments upon his completion of each of the next 36 months of service thereafter. The remaining 30,000 shares subject to the October 15, 1999 option grant will become exercisable based on the achievement of certain performance goals as follows: the option will become exercisable for one half of those shares at the end of fiscal year 2001 if the Company achieves (i) revenue growth of 35% between fiscal year 1999 and fiscal year 2000 and (ii) revenue growth of 35% between fiscal year 2000 and fiscal year 2001. The option will become exercisable for the other half of the shares at the end of fiscal year 2002 if the Company achieves (i) revenue growth of 35% between fiscal year 2001 and fiscal year 2002 and (ii) revenue growth of 35% between fiscal year 1999 and fiscal year 2000 or fiscal year 2000 and fiscal year 2001.

         TAX LIMITATION. As a result of Federal tax legislation enacted in 1993, a publicly held company such as the Company will not be allowed a Federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. This limitation was in effect for the 1999 fiscal year, but the compensation paid to the Company's executive officers for the 1999 fiscal year did not exceed the $1 million limit per officer. In addition, the Company's 1993 Plan has been structured so that any compensation deemed paid to an officer in connection with the exercise of his or her option grants under the plan will qualify as performance-based compensation which is not subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

         Submitted by the Compensation Committee of the Company's Board of
Directors:

                             Garth Saloner, Chairman
                             Philip Schlein, Member


                                PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on the Common Stock of the Company with that of the S&P 500 Stock Index, a broad market index published by Standard & Poor's Corporation, and a selected retail processing services company stock index compiled by BT Alex. Brown Incorporated. The comparison for each of the periods assumes that $100 was invested on August 5, 1993 (the date of the Company's initial public offering) in the Company's Common Stock, the stocks included in the S&P 500 Stock Index and the stocks included in the retail processing services company index. These indices, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                  COMPARISON OF YEARLY CUMULATIVE TOTAL RETURN
         AMONG QRS, S&P 500 INDEX AND PROCESSING SERVICES COMPANY INDEX










(CHART)








         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE PRECEDING COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE PRECEDING PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS, NOR SHALL SUCH REPORT OR GRAPH BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILINGS.

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of the Company's Common Stock as of December 31, 1999, by (i) all persons known by the Company to be beneficial owners of five percent or more of its outstanding Common Stock, (ii) each director of the Company, (iii) the Named Executive Officers and (iv) all executive officers and directors of the Company as a group.

                                                                                 AMOUNT AND NATURE OF
                                                                               BENEFICIAL OWNERSHIP (1)
                                                                     ---------------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                                 NUMBER OF SHARES             PERCENT OF CLASS
------------------------------------                                 ----------------             ----------------
Peter R. Johnson (2)                                                    1,456,249                     10.62%
   1400 Marina Way South
   Richmond, CA  94804

Brown Investment Advisory & Trust Company ("BIATC") and Brown           1,222,820                      8.96%
Advisory Incorporated ("BAI")
   16 South Street
   Baltimore, Maryland 21202  (3)

Pilgrim Baxter & Associates, Ltd                                         775,200                       5.37%
825 Duportail Road
Wayne, PA 19087 (4)

Tania Amochaev (2)                                                       115,750                         *

Steven D. Brooks (2)                                                      48,750                         *

David A. Cole                                                               --                          --

John P. Dougall (2)                                                       17,500                         *

Glenn DuBois (2)                                                          37,499                         *

Shawn M. O'Connor (2)                                                    172,856                       1.25%

Peter Papano (2)                                                          12,000                        --

Garth Saloner (2)                                                         63,750                         *

Philip Schlein (2)                                                        16,875                         *

John S. Simon (2)                                                        190,086                       1.37%

Garen K. Staglin (2)                                                      98,750                         *

Philip Woodworth (2)                                                      60,523                         *

All current executive officers and directors as a group (13            2,301,066                      15.93%
persons) (5)

---------------
*    Less than one percent.

(1) Assumes 13,647,208 shares outstanding as of December 31, 1999. Beneficial ownership is determined under the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days after December 31, 1999, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) The amounts shown include the following shares issuable upon exercise of options to purchase shares of Common Stock that are currently exercisable or will become exercisable within 60 days after December 31, 1999: Mr. Johnson, 56,250; Ms. Amochaev, 109,929; Mr. Brooks, 48,750; Mr. Dougall, 17,187; Mr. DuBois, 37,499; Mr. O'Connor, 166,824; Mr. Papano, 12,000; Mr.
     Saloner, 63,750; Mr. Schlein, 16,875; Mr. Simon, 184,124; Mr. Staglin, 65,625; and Mr. Woodworth, 59,400.

(3) Pursuant to a Schedule 13G dated February 14, 2000, and filed with the SEC, Brown Investment Advisory & Trust Company ("BIATC") and Brown Advisory Incorporated ("BAI") have reported that as of December 31, 1998, it had sole voting power over 1,189,595 of such shares, no shared voting power over any such shares, and dispositive power over all of such shares. Brown Advisory Inc. is a wholly-owned subsidiary of BIATC.

(4) Pursuant to a Schedule 13G dated January 7, 2000, and filed with the SEC, Pilgrim Baxter & Associates, Ltd has sole voting power over 553,550 shares and has sole dispositive power over 775,200 shares.

(5) The amount shown includes 747,689 shares issuable upon exercise of options and warrants to purchase shares of Common Stock that are currently exercisable or will become exercisable within 60 days after December 31, 1999.


           COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely upon a review of copies of reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1999, all the Company's officers, directors and greater than 10% stockholders complied with the applicable Section 16(a) filing requirements, except that each of the following individuals filed a late Form 5 report: Shawn O'Connor, John Simon, Philip Woodworth, Peter Johnson and Garen Staglin. Form 5 reports were filed by Messrs. O'Connor (to report a stock exercise), Simon (to correct a Form 4 filing) and Woodworth (to correct a Form 4 filing) on February 29, 2000, and by Messrs. Johnson and Staglin in March, 2000 to report charitable gifts.

             -----------------------------------------------------
                                 PROPOSAL NO. 2:

                  APPROVAL OF AMENDMENT AND RESTATEMENT OF THE
                          CERTIFICATE OF INCORPORATION
             -----------------------------------------------------


     The present capital structure of the Company authorizes 20,000,000 shares of Common Stock and 10,000,000 shares of preferred stock each having a par value of $.001 per share. The Board of Directors believes this capital structure is inadequate for the present and future needs of the Company. Therefore, the Board of Directors has unanimously approved the amendment and restatement of the Company's Certificate of Incorporation (the "Certificate") to increase the authorized number of shares of Common Stock from 20,000,000 shares to 60,000,000 shares. The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends such amendment and restatement to the Company's stockholders for adoption. The undesignated preferred stock may be issued from time to time in one or more series with such rights, preferences and privileges as may be determined by the Board of Directors. On March 16, 2000, 14,337,023 shares of Common Stock were outstanding and no shares of preferred stock were outstanding.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

     Authorizing an additional 40,000,000 shares of Common Stock would give the Board of Directors the express authority, without further action of the stockholders, to issue such Common Stock from time to time as the Board of Directors deems necessary. The Board of Directors believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes. Potential uses of the additional authorized shares may include stock dividends or distributions, acquisition transactions, equity financings, issuance of options pursuant to the Company's 1993 Stock Option/Stock Issuance Plan and issuances of Common Stock pursuant to the Company's Employee Stock Purchase Plan without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange on which the Company's securities may then be listed.

         The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but un-issued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Common Stock carries no preemptive rights to purchase additional shares.

         The proposed amendment and restatement of the Company's Certificate of Incorporation was approved by the Board in February 2000.

STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the Company's outstanding voting shares is required for approval of the amendment and restatement of the Company's Certificate of Incorporation authorizing 40,000,000 additional shares of Common Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors recommends a vote FOR the amendment and restatement of the Company's Certificate of Incorporation authorizing 40,000,000 additional shares of Common Stock.

             -----------------------------------------------------
                                 PROPOSAL NO. 3:

                          APPROVAL OF AMENDMENTS TO THE
                      1993 STOCK OPTION/STOCK ISSUANCE PLAN
             -----------------------------------------------------

General

         The Company's stockholders are being asked to approve a series of amendments to the Company's 1993 Stock Option/Stock Issuance Plan (the "1993 Plan") that will effect the following changes: (i) increase in the number of shares of Common Stock authorized for issuance over the term of the 1993 Plan by an additional 800,000 shares to a total of 4,700,000 shares, (ii) implement an automatic share increase feature pursuant to which the number of shares available for issuance under the 1993 Plan will automatically increase on the first trading day of January each calendar year, beginning with the calendar year 2001 and continuing through calendar year 2005, by an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on the last trading day of December in the immediately preceding calendar year, but in no event will any such annual increase exceed 2,000,000 shares, subject to adjustment for subsequent stock splits, stock dividends and similar transactions, (iii) change the vesting schedule in effect for the option grants made to non-employee members of the Board of Directors pursuant to the Automatic Option Grant Program so that each option currently outstanding under such program or granted in the future under the program will vest and become exercisable for twenty-five percent (25%) of the option shares upon the optionee's completion of six months of Board service measured from the date of the option grant and will become exercisable for the balance of the option shares in a series of thirty-six (36) successive monthly installments upon the optionee's completion of the next thirty-six months of Board service thereafter, and (iv) extend the term of the 1993 Plan through December 31, 2005. The Board has also amended the provisions of the Automatic Option Grant Program to reduce the number of shares for which option grants will be made on annual basis to continuing non-employee Board members and Chairpersons of Board committees. See the description of the Automatic Option Grant Problem below for further information.

         The Board of Directors believes that the proposed increase to the share reserve under the 1993 Plan and the implementation of the automatic share increase feature are necessary to assure that there is a sufficient number of shares available for issuance under the 1993 Plan in order to attract and retain the services of individuals essential to the Company's long-term success. Equity incentives play a significant role in the Company's efforts to remain competitive in the market for talented individuals, and the Company relies on such incentives as a means to attract and retain highly qualified individuals in the positions vital to the Company's success. The amendment to the Automatic Option Grant Program will make the equity incentive package for the Company's non-employee Board members more competitive and facilitate the Company's ability to attract and retain experienced individuals to serve as non-employee Board members.

         THE BOARD APPROVED THE AMENDMENTS TO THE 1993 PLAN IN FEBRUARY 2000, SUBJECT TO STOCKHOLDER APPROVAL AT THE ANNUAL MEETING. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THE AMENDMENTS TO THE 1993 PLAN.

         All share numbers in this Proposal reflect the 3-for-2 split of the Common Stock that occurred on July 12, 1999.

         1993 PLAN BACKGROUND

         The 1993 Plan was originally adopted by the Board in June 1993, approved by the stockholders in July 1993 and reserved a total of 1,275,000 shares for issuance under the plan. The 1993 Plan became effective in connection with the initial public offering of the Common Stock and serves as the successor to the Company's 1990 Stock Option Plan (the "1990 Plan"). Each option outstanding under the 1990 Plan was incorporated into the 1993 Plan, and no further option grants have been made under the 1990 Plan since the 1993 Plan became effective. The 1993 Plan has been amended on several occasions to increase the number of shares of Common Stock available for issuance thereunder. Stockholders have approved additional increases of Common Stock for the 1993 Plan as follows: 1995--750,000 shares, 1996--750,000 shares, 1998--525,000 shares and 1999--600,000 shares. The plan was also amended in 1994 to establish a limit on the number of shares of Common Stock for which any one individual may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1993 Plan.

         The following is a summary of the principal features of the 1993 Plan as most recently amended. The summary, however, does not purport to be a complete description of all the provisions of the 1993 Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the attention of Investor Relations of the Company at the Company's corporate offices in Richmond, California.

STRUCTURE OF THE 1993 PLAN

         The 1993 Plan is divided into three separate components: (i) the Discretionary Option Grant Program, (ii) the Automatic Option Grant Program and (iii) the Stock Issuance Program. Under the Discretionary Option Grant Program, options may be issued to key employees (including officers and directors), non-employee Board members and consultants and other independent advisors in the service of the Company (or its parent or subsidiary companies) who contribute to the management, growth and financial success of the Company (or its parent or subsidiary companies). Under the Automatic Option Grant Program, option grants are automatically made at periodic intervals to non-employee members of the Board. Under the Stock Issuance Program, key employees (including officers and directors), non-employee Board members and consultants and other independent advisors in the service of the Company (or its parent or subsidiary companies) who contribute to the management, growth and financial success of the Company (or its parent or subsidiary companies) may be issued shares of Common Stock directly either through the purchase of such shares at fair market value or as a bonus tied to their performance of services or the Company's attainment of financial objectives.

         As of February 29, 2000, 456 employees (including five executive officers and eight non-employee Board members) were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and the seven non-employee Board members were also eligible to receive grants under the Automatic Option Grant Program.

SECURITIES SUBJECT TO 1993 PLAN

         Assuming stockholder approval of this Proposal, 4,700,000 shares of the Company's Common Stock will be authorized for issuance over the remaining term of the 1993 Plan prior to any annual increase. As of February 29, 2000 options for 1,861,463 shares were outstanding, and 955,985 shares remained available for future option grant assuming stockholder approval of this Proposal. In addition, upon stockholder approval of this Proposal, the number of shares reserved for issuance under the 1993 Plan will automatically increase on the first trading day of January each calendar year, beginning with calendar year 2001 and continuing through calendar year 2005, by an amount equal to 5% of the total number of shares of Common Stock outstanding on the last trading in December in the immediately preceding calendar year, but in no event will any such annual increase exceed 2,000,000 shares, subject to adjustment for subsequent stock splits, stock dividends or similar transactions.

         In December 1997, the Company implemented the Special Non-Officer Stock Option Plan, pursuant to which 225,000 shares have been reserved for issuance to employees of the Company who are not officers or Board members. The provisions of such supplemental plan are substantially the same as those in effect under the Discretionary Option Grant Program of the 1993 Plan. On February 15, 1999 the Board approved an expansion of this plan by an additional 225,000 shares to a total of 450,000 shares. As of February 29, 2000, options for 336,228 shares were outstanding under that plan, and 70,721 shares remained available of future option grants.

         In no event may any one individual participating in the 1993 Plan be granted stock options or separately-exercisable stock appreciation rights or receive direct stock issuances for more than 750,000 shares of Common Stock in the aggregate under the 1993 Plan after December 31, 1993. Stockholder approval of this Proposal will also constitute reapproval of such limitation for purposes of Internal Revenue Code Section 162(m).

         In the event any change is made to the Common Stock issuable under the 1993 Plan by reason of any stock split, stock dividend, combination of shares, merger, reorganization, consolidation, recapitalization, exchange of shares, or other change in capitalization of the Company affecting the outstanding shares of Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1993 Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the 1993 Plan after December 31, 1993, (iii) the class and/or number of securities and option price per share in effect under each outstanding option, (iv) the class and/or number of securities for which automatic option grants are to be subsequently made to new and continuing non-employee Board members under the Automatic Option Grant Program, and (v) the maximum number and/or class of securities by which the share reserve under the 1993 Plan is to increase automatically each year. The adjustments to the outstanding options will prevent the dilution or enlargement of benefits thereunder.

         The grant of stock options or stock appreciation rights under the 1993 Plan will not affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets.

ADMINISTRATION

         The Compensation Committee of the Board will administer the 1993 Plan (other than the Automatic Option Grant Program). This committee (the "Plan Administrator") will have complete discretion (subject to the provisions of the 1993 Plan) to authorize option grants and direct stock issuances under the 1993 Plan. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made thereunder.

OPTIONS GRANTED

         The table below shows, as to each of the Named Executive Officers and the various indicated groups, the following information with respect to stock option transactions effected during the period from January 1, 1999 to March 13, 2000: (i) the number of shares of Common Stock subject to options granted under the 1993 Plan during that period and (ii) the weighted average exercise price payable per share under such options. No direct stock issuances have been made to date under the 1993 Plan.

                                                      NUMBER OF         WEIGHTED AVERAGE EXERCISE
NAME AND POSITION                                   OPTION SHARES       PRICE OF GRANTED OPTIONS
-----------------                                   -------------       ------------------------
Glenn DuBois                                            10,000                 $63.5625
      Vice President, Sales
                                                        50,000                 $63.5625
Shawn M. O'Connor
     President and Chief Operating Officer

Peter Papano                                            15,000                 $63.5625
     Vice President, Finance, Chief Financial
     Officer and Secretary
                                                        80,000                 $63.5625
John S. Simon
     Chief Executive Officer and Director

Philip Woodworth                                        15,000                 $63.5625
     Vice President and General Manager

All current executive officers as a group (13          210,000                  $63.819
persons)

All non-employee Board members as a group (8           195,000                  $45.173
persons)

All employees (other than current executive            369,865                  $53.45
officers) as a group

DISCRETIONARY OPTION GRANT PROGRAM AND STOCK ISSUANCE PROGRAM

         Options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options which are not intended to meet such requirements. The principal features of the grants made under the Discretionary Option Grant Program and the direct issuances made under the Stock Issuance Program may be summarized as follows:

EXERCISE PRICE AND EXERCISABILITY

         The exercise price per share must not be less than 100% of the fair market value per share of the Common Stock on the grant date. No option may be outstanding for more than a 10-year term. The purchase price for any shares sold under the Stock Issuance Program may not be less than 100% of the fair market value of the shares on the date of issuance. Shares may also be issued under the Stock Issuance Program for non-cash consideration, such as a bonus for past services rendered to the Company or as an incentive tied to the individual's performance of future service or the Company's attainment of performance milestones.

         The Plan Administrator may also assist any optionee (including an officer) in the exercise of outstanding options under the Discretionary Option Grant Program or in the purchase of shares under the Stock Issuance Program by authorizing a loan from the Company or permitting such individual to pay the exercise price or purchase price through a full-recourse, interest-bearing promissory note payable in installments over a period of years. The terms and conditions of any such loan or promissory note will be established by the Plan Administrator in its sole discretion, but in no event may the maximum credit extended to such individual exceed the aggregate price payable for the purchased shares, plus any Federal and state income or employment withholding taxes to which such individual may become subject in connection with the purchase. The Plan Administrator may also provide for the forgiveness of any outstanding loan or promissory note over the individual's period of continued service with the Company.

STOCKHOLDER RIGHTS AND OPTION TRANSFERABILITY

      No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

TERMINATION OF SERVICE

         The Plan Administrator has complete discretion to establish the period of time for which any option is to remain exercisable following the optionee's cessation of service with the Company. Under no circumstances may an option be exercised after the specified expiration date of the option term. Each option under the Discretionary Option Grant Program will be exercisable only to the extent of the number of shares for which such option is exercisable at the time of the optionee's cessation of employment or service. However, the Plan Administrator has the discretion, exercisable at any time while the option remains outstanding, to accelerate the exercisability of such option in whole or in part.

CORPORATE TRANSACTION

         In the event of a Corporate Transaction (defined below), each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or which is to be replaced with a cash incentive program which preserves the existing option spread on the unvested option shares will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The Plan Administrator will have the discretion to structure one or more option grants under the Discretionary Option Grant Program or one or more unvested shares issuances under the Stock Issuance Program so that those options or shares will automatically vest in the event the individual's service is subsequently terminated within a specified period following a Corporate Transaction in which those options and shares do not otherwise vest on an accelerated basis. The Plan Administrator may also structure one or more option grants under the Discretionary Option Grant Program and one or more unvested share issuances under the Stock Issuance Program so that those options and shares will automatically vest in full upon a Corporate Transaction. Option grants made to certain executive officers of the Company may vest on an accelerated basis in connection with an acquisition or other change in control of the Company. For further information concerning such acceleration provisions, please see the "Executive Compensation--Employment Contracts, Termination of Employment and Change-in-Control Agreements" section above.

         A Corporate Transaction includes one or more of the following stockholder-approved transactions: (i) a merger or acquisition in which the Company is not the surviving entity (other than a transaction the principal purpose of which is to change the state of the Company's incorporation), (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company or
(iii) any reverse merger in which the Company is the surviving entity but in which more than 50% of the Company's outstanding voting stock is transferred to the acquiring entity or its wholly owned subsidiary.

CHANGE IN CONTROL

         The Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Option Grant Program and the automatic vesting of outstanding shares under the Stock Issuance Program in connection with a Change in Control, with such acceleration or vesting to occur either at the time of the Change in Control or upon the subsequent termination of the participant's service.

         A Change in Control will be deemed to occur under the 1993 Plan upon: (i) the acquisition of more than 50% of the Company's outstanding voting stock pursuant to a tender or exchange offer made directly to the Company's stockholders or (ii) a change in the composition of the Board of Directors over a period of 36 months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been members of the Board continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

         The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

STOCK APPRECIATION RIGHTS

         The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

                  TANDEM STOCK APPRECIATION RIGHTS provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock.

                  LIMITED STOCK APPRECIATION RIGHTS may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a Hostile Take-Over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the Take-Over Price per share over (b) the exercise price payable for such share.

         For purposes of such option cash-out provisions, the following definitions are in effect under the 1993 Plan:

                  Hostile Take-Over: the direct or indirect acquisition by any person or related group of persons (other than the Company or its affiliates) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend that such stockholders accept.

                  Take-Over Price: the greater of (A) the fair market value of the shares of Common Stock subject to the surrendered option, measured on the surrender date in accordance with the valuation provisions of the 1993 Plan described below, or (B) the highest reported price per share paid by the tender offeror in effecting the Hostile Take-Over.

SPECIAL TAX ELECTION

         The Plan Administrator may provide one or more holders of non-statutory options or unvested shares under the Discretionary Option Grant Program or the Stock Issuance Program with the right to have the Company withhold a portion of the shares of Common Stock otherwise issuable to such individuals upon the exercise of those options or vesting of those shares in order to satisfy the Federal and state income and employment withholding taxes to which such individuals may become subject in connection with such exercise or vesting. Alternatively, the Plan Administrator may allow such individuals to deliver already existing shares of the Company's Common Stock in payment of such withholding tax liability.

AUTOMATIC OPTION GRANT

         Under the Automatic Option Grant Program, non-employee Board members will receive option grants at specified intervals over their period of Board service. All grants under such program will be made in strict compliance with the express provisions of the program, and stockholder approval of this Proposal will also constitute pre-approval of each option granted on or after the date of the Annual Meeting pursuant to the provisions of the amended provisions of the Automatic Option Grant Program summarized below and the subsequent exercise of that option in accordance with such provisions.

         Each individual who is first elected or appointed as a non-employee Board member at any time on or after the 2000 Annual Meeting will automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 15,000 shares of Common Stock, provided such individual has not previously been in the employ of the Company.

         On the first trading day in January each year, beginning with calendar year 2001, each individual who is at the time serving as a non-employee Board member will automatically be granted an option to purchase 10,000 shares of Common Stock, and each individual who is also at the time serving as a Chairperson of any Board committee will automatically be granted a second option for an additional 10,000 shares, provided in each instance that the individual has served as a non-employee Board member for at least six months. For calendar year 2000, the option grants to the continuing non-employee Board members and the Chairpersons of the Board committee were for 15,000 shares each pursuant to an amendment to the Automatic Option Grant Program approved by the stockholders at the 1999 Annual Meeting. However, the Board decided on March 22, 2000 to reduce the size of the future option grants under the Automatic Option Grant Program to 10,000 shares per continuing non-employee Board member and to an additional 10,000 shares per continuing Chairperson.

         Each option grant under the Automatic Option Grant Program will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the grant date and a maximum term of 10 years measured from such date, subject to earlier termination upon the optionee's cessation of Board service. Prior to the February 2000 amendments, each option was to become exercisable for the option shares in a series of four successive equal annual installments commencing six months after the grant date, provided the optionee continued to serve as a Board member. Upon approval of this Proposal No. 3, each option currently outstanding under the Automatic Option Grant Program and each option granted in the future under such program will vest and become exercisable for the option shares as follows: (i) the option will become exercisable for twenty-five percent (25%) of the option shares upon the optionee's completion of six months of Board service measured from the date of the option grant and (ii) the balance of the option shares will become exercisable in a series of thirty-six (36) successive equal monthly installments upon the optionee's completion of each additional month of Board service.

         The option will remain exercisable for a six-month period following the optionee's cessation of Board service for any reason other than death or permanent disability. Should the optionee die while in Board service or within six months after his or her cessation of Board service, then the option will remain exercisable for a twelve-month period following such optionee's death and may be exercised by the personal representative of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. Should the optionee cease Board service by reason of permanent disability, then he or she will have a twelve-month period in which to exercise the option. In no event, however, may any option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) for which the option is exercisable at the time of his or her cessation of Board service.

         The shares subject to each automatic option grant will immediately vest should any of the following events occur during optionee's period of Board service: (i) the optionee's death or permanent disability or (ii) a Corporate Transaction or Change in Control. In addition, upon the successful completion of a Hostile Take-Over, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the Take-Over Price per share over (b) the exercise price payable for such share. Stockholder approval of this Proposal will also constitute pre-approval of each option granted with such a surrender right on or after the date of the Annual Meeting and the subsequent exercise of that right in accordance with the foregoing provisions.

GENERAL PROVISIONS OF THE 1993 PLAN

VALUATION

         The fair market value per share of Common Stock under the 1993 Plan on any relevant date will be the closing selling price on the date in question, as reported on the Nasdaq National Market. On March 15, 2000, the fair market value per share of the Common Stock determined on such basis was $104.375 per share.

AMENDMENT AND TERMINATION OF THE 1993 PLAN

         The Board may amend or modify the 1993 Plan in any or all respects whatsoever subject to any stockholder approval required under applicable law or regulation. The Board may terminate the 1993 Plan at any time, but in any event the 1993 Plan will terminate on December 31, 2005. Should the stockholders not approve this Proposal, then the termination date of the 1993 Plan will remain December 31, 2003.

NEW PLAN BENEFITS

         As of March 16, 2000, no options have been granted, and no direct stock issuances have been made, on the basis of the 800,000-share increase for calendar year 2000 that forms part of this Proposal No. 3. If such proposal is approved by the stockholders at the Annual Meeting, then all currently outstanding options under the Automatic Option Grant Program and all future option grants under such program will vest and become exercisable in accordance with the following new vesting schedule: (i) the option will become exercisable for twenty-five percent (25%) of the option shares upon the optionee's completion of six months of Board service measured from the date of the option grant and (ii) the balance of the option shares will become exercisable in a series of thirty-six (36) successive equal monthly installments upon the optionee's completion of each additional month of Board service. In addition, each of the following non-employee Board members will receive an automatic option for 10,000 shares on January 2, 2001, provided such individual continues in Board service through such date: Ms. Amochaev and Messrs., Brooks, Cole, Dougall, Johnson, Saloner, Schlein, and Staglin, and the following Chairpersons of the Board committees will each receive an additional automatic option grant on January 2, 2001 for another 10,000 shares, provided each of them continues as such a Chairperson through that date: Messrs. Brooks, Saloner, Staglin and Johnson. Each of these options will have an exercise price per share equal to the closing selling price per share of the Common Stock on the grant date.

FEDERAL TAX CONSEQUENCES

         Options granted under the 1993 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to satisfy such requirements. The Federal income tax treatment for the two types of options differs as follows:

         INCENTIVE STOCK OPTIONS. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

         For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the date the option for the shares involved in such sale or other disposition is granted and more than one year after the date the option is exercised for those shares. If the sale or disposition occurs before these two requirements are satisfied, then a disqualifying disposition of the purchased shares will result.

         Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over
(ii) the exercise price paid for such shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         NON-STATUTORY OPTIONS. An optionee recognizes no taxable income upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of a non-statutory option are subject to a substantial risk of forfeiture (such as the Company's right to repurchase unvested shares at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in those shares), then the optionee will not recognize any taxable income at the time the option is exercised for such unvested shares but will have to report as ordinary income, as and when the shares vest, an amount equal to the excess of (a) the fair market value of the shares on the vesting date over (b) the exercise price paid for the shares. The optionee may, however, elect under
Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise an amount equal to the difference between the fair market value of the purchased shares on the date of exercise (determined as if the unvested shares were not subject to the Company's repurchase right) and the exercise price paid for the shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the shares vest.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of the non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

         STOCK APPRECIATION RIGHTS. If an option granted with a tandem stock appreciation right is surrendered for an appreciation distribution, or if an option granted with a limited stock appreciation right is cancelled for an appreciation distribution, the recipient will generally realize ordinary income on the surrender or cancellation date, equal in amount to the appreciation distribution. The Company will be entitled to a deduction equal to the amount of such ordinary income.

         DIRECT STOCK ISSUANCE. The tax principles applicable to direct stock issuances under the 1993 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

         DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares or upon the exercise of non-statutory options will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

ACCOUNTING TREATMENT

         Under the current accounting principles in effect for equity incentive programs such as the 1993 Plan, the option grants under the 1993 Plan will not result in any charge to the Company's reported earnings, but the Company must disclose, in pro-forma statements to the Company's financial statements, the impact the option grants would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully diluted basis.

         On March 31, 1999, the Financial Accounting Standards Board issued an Exposure Draft of a proposed interpretation of APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the proposed interpretation, as modified on August 11, 1999, option grants made to non-employee consultants (but not non-employee board members) after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final interpretation) and the vesting date of each installment of the option shares.

         Should one or more optionees be granted stock appreciation rights under the 1993 Plan that have no conditions upon exercisability other than a service or employment requirement, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the shares represented and voted at the Annual Meeting is required for approval of the amendments to the 1993 Plan. If stockholder approval of the amendments to the 1993 Plan is not obtained, then any options granted on the basis of the 800,000-share increase for calendar year 2000 will terminate without becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of such share increase. In addition, the automatic share increase feature will not be implemented, and no changes will be made to the four-year vesting schedule currently in effect for the option grants made to the non-employee Board members under the Automatic Grant Program. However, the 1993 Plan will continue to remain in effect, and option grants and direct stock issuances may continue to be made pursuant to the provisions of the 1993 Plan, as in effect prior to the amendments summarized in this Proposal No. 3 until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to such option grants and direct stock issuances made under the 1993 Plan or (if earlier) until the December 31, 2003 termination date of the 1993 Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors believes that the amendments to the 1993 Plan are necessary in order to continue to provide equity incentives to attract and retain the services of key employees, consultants and non-employee Board members.

         FOR THIS REASON, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENTS TO THE COMPANY'S 1993 STOCK OPTION/STOCK ISSUANCE PLAN.

             -----------------------------------------------------
                                 PROPOSAL NO. 4:

                      RATIFICATION OF INDEPENDENT AUDITORS
             -----------------------------------------------------

         The Company is asking the stockholders to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

         In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interest of the Company and its stockholders.

         Deloitte & Touche LLP has audited the Company's financial statements annually since 1988. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders that are intended to be presented at the Company's Annual Meeting of Stockholders to be held in calendar year 2000 must be received by December 3, 2000, in order to be included in the proxy statement and proxy relating to that meeting.

         In addition, the proxy solicited by the Board of Directors for the Annual Stockholders Meeting in calendar year 2000 will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than February 21, 2000.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Shawn M. O'Connor

                                       SHAWN M. O'CONNOR
                                       PRESIDENT AND CHIEF OPERATING OFFICER

                                       April 5, 2000

                                 QRS CORPORATION
                      1993 STOCK OPTION/STOCK ISSUANCE PLAN

                (AS AMENDED AND RESTATED THROUGH MARCH 22, 2000)

                                   ARTICLE ONE
                                     GENERAL


     I.   PURPOSE OF THE PLAN

          A. This 1993 Stock Option/Stock Issuance Plan ("Plan") is intended to promote the interests of QRS Corporation, a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) the non-employee members of the Corporation's Board of Directors and (iii) consultants and other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

          B. The Discretionary Option Grant and Stock Issuance Programs under this Plan became effective on the date on which the shares of the Corporation's Common Stock were first registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Such date is hereby designated as the Effective Date for those two programs. The Automatic Option Grant Program under this Plan became effective immediately upon the execution and final pricing of the Underwriting Agreement for the initial public offering of the Corporation's Common Stock. The execution date of such Underwriting Agreement is hereby designated as the Effective Date of the Automatic Option Grant Program.

          C. This Plan shall serve as the successor to the Corporation's amended and restated 1990 Stock Option Plan (the "1990 Plan"), and no further option grants or stock issuances shall be made under the 1990 Plan from and after the Effective Date of this Plan. All options outstanding under the 1990 Plan on the Effective Date of the Discretionary Option Grant Program are hereby incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's Common Stock thereunder.

          D. All share numbers in this February 2000 restatement reflect the 3-for-2 split of the Common Stock which was effected on July 21, 1999.

     II.  DEFINITIONS

          A. For purposes of the Plan, the following definitions shall be in effect:

          BOARD: the Corporation's Board of Directors.

          CODE: the Internal Revenue Code of 1986, as amended.

          COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

          COMMON STOCK: shares of the Corporation's common stock.

          CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

          a. any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders; or

          b. there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

          a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

          b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

          c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

          EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

          FAIR MARKET VALUE: the fair market value per share of Common Stock determined in accordance with the following provisions:

          a. If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in THE WALL STREET JOURNAL. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

          b. If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in THE WALL STREET JOURNAL. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

          OPTIONEE: any person to whom an option is granted under either the Discretionary Option Grant or Automatic Option Grant Program in effect under the Plan.

          PARTICIPANT: any person who receives a direct issuance of Common Stock under the Stock Issuance Program in effect under the Plan.

          PLAN ADMINISTRATOR: the Committee in its capacity as the administrator of the Plan.

          PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          SERVICE: the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

          TAKE-OVER PRICE: the GREATER of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an incentive stock option under the Federal tax laws, the Take-Over Price shall not exceed the clause
(a) price per share.

          The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

          Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     III. STRUCTURE OF THE PLAN

          A. STOCK PROGRAMS. The Plan shall be divided into three separate components: the Discretionary Option Grant Program specified in Article Two, the Automatic Option Grant Program specified in Article Three and the Stock Issuance Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, non-employee members of the Corporation's Board of Directors (the "Board") will receive at periodic intervals special option grants to purchase shares of Common Stock in accordance with the provisions of Article Three. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than the Fair Market Value of the shares at the time of issuance or as a bonus tied to the performance of services or the Corporation's attainment of financial objectives, without any cash payment required of the recipient.

          B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

     IV.  ADMINISTRATION OF THE PLAN

          A. Both the Discretionary Option Grant Program and the Stock Issuance Program shall be administered by the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

          B. The Committee as Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program or any outstanding option or share issuance thereunder.

          C. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Three, and the Committee as Plan Administrator shall exercise no discretionary functions with respect to option grants made pursuant to that program.

     V.   OPTION GRANTS AND STOCK ISSUANCES

          A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two or the Stock Issuance Program under Article Four are as follows:

          (i) officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

          (ii) non-employee Board members; and

          (iii) those consultants or other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

          B. Non-employee Board members shall also be eligible to receive automatic option grants pursuant to the provisions of Article Three.

          C. The Plan Administrator shall have full authority to determine,
(I) with respect to the option grants made under the Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option ("Incentive Option") which satisfies the requirements of Code
Section 422 or a non-statutory option not intended to meet such requirements, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (II), with respect to stock issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the consideration to be paid by the individual for such shares.

     VI.  STOCK SUBJECT TO THE PLAN

          A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 4,700,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Effective Date, under the 1990 Plan as last approved by the Corporation's stockholders prior to such Effective Date, including the shares subject to the outstanding options incorporated into this Plan and any other shares which would have been available for future option grant under the 1990 Plan as last approved by the stockholders (estimated to be 1,083,000 shares in the aggregate), (ii) an increase of 192,000 shares authorized by the Board under this Plan as of the Effective Date, (iii) an additional increase of 750,000 shares authorized by the

Board on February 27, 1995 and approved by the stockholders at the 1995 Annual Meeting, (iv) a further increase of an additional 750,000 shares authorized by the Board on February 16, 1996 and approved by the stockholders at the 1996 Annual Meeting, (v) an additional increase of another 525,000 shares authorized by the Board on February 16, 1998 and approved by the stockholders at the 1998 Annual Meeting, (vi) an additional increase of 600,000 shares authorized by the Board on February 15, 1999 and approved by the stockholders at the 1999 Annual Meeting, and (vii) an additional increase of 800,000 shares authorized by the Board on February 22, 2000, subject to stockholder approval at the 2000 Annual Meeting.

          B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year, beginning with calendar year 2001 and continuing through calendar year 2005, by an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 2,000,000 shares.

          C. To the extent one or more outstanding options under the 1990 Plan which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

          D. Should one or more outstanding options under this Plan (including outstanding options under the 1990 Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original option exercise or direct issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, the shares subject to any option or portion thereof surrendered in accordance with Section IV of Article Two or Section III of Article Three shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

          E. In no event may any one individual participating in the Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 750,000 shares in the aggregate over the term of the Plan. However, any stock options, stock appreciation rights or direct stock issuances granted prior to January 1, 1994 shall not be taken into account for purposes of such limitation.

          F. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate over the term of the Plan, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made to each new or continuing non-employee Board member under the Automatic Option Grant Program, (iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant or Automatic Option Grant Program, (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the 1990 Plan and (vi) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section VI.B of this Article One. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO

                         DISCRETIONARY OPTION GRANT PROGRAM


     I.   TERMS AND CONDITIONS OF OPTIONS

          Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; PROVIDED, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

     A.   OPTION PRICE.

          1. The option price per share shall be fixed by the Plan Administrator but in no event shall be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

          2. The option price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Five and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

     -    full payment in cash or check drawn to the Corporation's order;

     - full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

     - full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

     - full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (I) shall provide irrevocable instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) shall provide directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          For purposes of this subparagraph (2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

          B. TERM AND EXERCISE OF OPTIONS. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

          C. TERMINATION OF SERVICE.

          1. The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

     - Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph C.(3) below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

     - Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such exercise, however, must occur prior to the EARLIER of (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or
          (ii) the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be outstanding.

     - During the applicable post-Service period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested shares for which it has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which it is not otherwise at that time exercisable or in which Optionee is not otherwise vested.

     - Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

     - Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to be outstanding.

          2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under subparagraph (1) above, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

          (3) The Plan Administrator shall also have full power and authority to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph (1) above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

          D. STOCKHOLDER RIGHTS. An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

          E. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          F. REPURCHASE RIGHTS. The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

          a. The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

          b. All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          c. The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

     II.  INCENTIVE OPTIONS

          The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as "non-statutory" options when issued under the Plan shall NOT be subject to such terms and conditions.

          A. DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One

Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

          B. 10% STOCKHOLDER. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

          Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.

     III. CORPORATE TRANSACTIONS/CHANGES IN CONTROL

          A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause
(i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

          B. Upon the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

          C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, PROVIDED the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

          D. The Plan Administrator shall have the discretion, exercisable either in advance of any actually-anticipated Corporate Transaction or at the time of an actual Corporate Transaction, to provide (upon such terms as it may deem appropriate) for the automatic acceleration of one or more outstanding options under this Article Two which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, in the event the Optionee's Service should subsequently terminate within a designated period following the effective date of such Corporate Transaction. The Plan Administrator may also structure one or more option grants under this Article Two so that those options will automatically accelerate at the time of a Corporate Transaction, whether or not those options are to be assumed or replaced by successor corporation.

          E. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          F. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

          G. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

          H. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II of this Article Two.

     IV.  STOCK APPRECIATION RIGHTS

          A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this
Section IV, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value

(on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

          B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section IV may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator deems appropriate.

          C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the LATER of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

          D. One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over, the officer will have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right to the Corporation, to the extent such options are at the time exercisable for fully-vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option over (ii) the aggregate exercise price payable for such vested shares. The cash distribution payable upon such option surrender shall be made within five (5) days following the consummation of the Hostile Take-Over. At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve the subsequent exercise of that right in accordance with the terms of this Paragraph D. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

          E. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section IV shall NOT be available for subsequent option grant under the Plan.

                                  ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM


                  The following provisions set forth the terms and conditions of the Automatic Option Grant Program as amended by the Board on February 22, 2000, subject to stockholder approval at the 2000 Annual Meeting. Stockholder approval of the February 2000 restatement shall also constitute pre-approval of each option grant made under this amended Automatic Option Grant Program on or after the date of the 2000 Annual Stockholders Meeting and the subsequent exercise of that option in accordance with the terms of such program as set forth below.

     I.   ELIGIBILITY

          The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three program shall be limited to
(i) those individuals who are first elected or appointed as non-employee Board members on or after the date of the 2000 Annual Stockholders Meeting, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who continue to serve as non-employee Board members after the date of the 2000 Annual Stockholders Meeting. In no event, however, shall a clause (i) non-employee Board member be eligible to participate in the Automatic Option Grant Program if such individual has at any time been in the prior employ of the Corporation (or any parent or subsidiary corporation). Any non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of this Plan.

     II.  TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

          A. GRANT DATES. Option grants shall be made under this amended and restated Article Three on the dates specified below:

          (i) Each Eligible Director who first becomes a non-employee Board member on or after the date of the 2000 Annual Stockholders Meeting, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 15,000 shares of Common Stock upon the terms and conditions of this Article Three.

          (iii) On the first trading day in January each year, beginning with calendar year 2000, each individual who is at the time serving as a non-employee Board member will automatically be granted an option to purchase 15,000 shares of Common Stock, and each individual who is also at the time serving as a Chairperson of any Board committee will automatically be granted a second option for an additional 15,000 shares, provided in each instance that such individual has served as a non-employee Board member for at least six
     (6) months. There shall be no limit on the number of such 15,000-share option grants any one non-employee Board member or Chairperson may receive over his or her period of Board service. Pursuant to a further amendment to the Automatic Option Grant Program authorized by the Board on March 22, 2000, the number of shares of Common Stock subject to each such option grant made to the continuing non-employee Board members and the continuing Chairpersons shall be reduced to 10,000 shares per individual non-employee Board member and to an additional 10,000 shares per continuing Chairperson, effective with the option grants to be made on January 2, 2001.

          The number of shares for which the automatic grants are to be made to each newly-elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of Section V.C of Article One.

          B. EXERCISE PRICE. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

          C. PAYMENT.

          The exercise price shall be payable in one of the alternative forms specified below:

          (i) full payment in cash or check made payable to the Corporation's order; or

          (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date; or

          (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date and cash or check payable to the Corporation's order; or

          (iv) full payment through a sale and remittance procedure pursuant to which the non-employee Board member (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and shall (II) concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          The Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized for the exercise of the option, payment of the option price for the purchased shares must accompany the exercise notice.

          D. OPTION TERM. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

          E. EXERCISABILITY. Each automatic grant shall become exercisable over the Optionee's period of service on the Board as follows: (i) the option will become exercisable for twenty-five percent (25%) of the option shares upon the Optionee's completion of six (6) months of Board service measured from after the automatic grant date, and (ii) the option will become exercisable for the balance of the option shares in a series of thirty-six
(36) successive equal monthly installments upon the Optionee's completion of each of the next thirty-six (36) months of Board service thereafter.(1) The exercisability of each automatic grant shall be subject to acceleration in accordance with the provisions of Section II.G and Section III of this Article Three.

          F. LIMITED-TRANSFERABILITY. During the lifetime of the Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than (i) a transfer of the option effected by will or by the laws of descent and distribution following Optionee's death or (ii) an assignment of the option in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such assignment is effected for estate planning purposes. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          G. TERMINATION OF BOARD SERVICE.

          1. Should the Optionee cease service as a Board member cease for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under this Article Three, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the shares of Common Stock for which the option is exercisable at the time of such cessation of Board service. However, each such option shall immediately terminate and cease to be outstanding, at the time of such

--------
         (1) Prior to the February 2000 restatement, each automatic option grant made under this Article Three was to become exercisable in a series of four (4) successive equal annual installments over the Optionee's period of service on the Board, with the first such installment to become exercisable six (6) months after the automatic grant date. The new vesting schedule for the automatic option grants is subject to stockholder approval at the 2000 Annual Meeting. If such stockholder approval is obtained, then the new vesting schedule will be in effect for all currently outstanding options under the Automatic Option Grant Program and for all future option grants made under such program.

cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable.

          2. Should the Optionee die within six (6) months after cessation of Board service, then each outstanding automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Any such exercise must occur within twelve (12) months after the date of the Optionee's death.

          3. Should the Optionee die or become permanently disabled while serving as a Board member, then each automatic option grant held by such Optionee under this Article Three shall accelerate in full, and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve
(12)-month period following the date of the Optionee's cessation of Board service in which to exercise each such option for any or all of the shares of Common Stock subject to that option at the time of such cessation of Board service.

          4. In no event shall any automatic grant under this Article Three remain exercisable after the specified expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraph 1, 2 or 3 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any unexercised shares for which the option was otherwise exercisable at the time of the Optionee's cessation of Board service.

          H. STOCKHOLDER RIGHTS. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

          I. REMAINING TERMS. The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Non-statutory Stock Option Agreement attached as Exhibit A to the Plan.

     III. CORPORATE TRANSACTION/CHANGE IN CONTROL/ HOSTILE TAKE-OVER

          A. In the event of any Corporate Transaction, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Upon the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding.

          B. In the event of any Change in Control of the Corporation, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares.

          C. The Optionee shall have the right, exercisable at any time during the thirty (30)-day period immediately following a Hostile Take-Over, to surrender each option held by him or her under this Article Three to the Corporation. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for such shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the consummation of the Hostile Take-Over. Stockholder approval of this February 2000 Restatement at the 2000 Annual Meeting shall constitute pre-approval of each such option surrender right granted under this Automatic Option Grant Program on or after the date of such Annual Meeting and the subsequent exercise of each such right in accordance with the terms and provisions of this Section III.C. No additional approval or consent of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

          D. Each outstanding option under this Automatic Option Grant Program which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, PROVIDED the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

          D. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent option grant under this Plan.

          E. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                   ARTICLE FOUR

                              STOCK ISSUANCE PROGRAM


     I.   TERMS AND CONDITIONS OF STOCK ISSUANCES

          Shares may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Four.

          A. CONSIDERATION.

          1. Shares of Common Stock drawn from the Corporation's authorized but unissued shares of Common Stock ("Newly Issued Shares") shall be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

          (i) cash or check drawn to the Corporation's order;

          (ii) a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

          (iii) past services rendered to the Corporation or any parent or subsidiary corporation.

          2. All Newly Issued Shares shall be issued for consideration with a value less not less than one-hundred percent (100%) of the Fair Market Value of such shares at the time of issuance.

          3. Shares of Common Stock reacquired by the Corporation and held as treasury shares ("Treasury Shares") may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified in subparagraph 1. above) as the Plan Administrator may deem appropriate, provided such consideration is in an amount not less than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance. The Treasury Share provisions shall be in effect only for such period or periods (if any) during which the Corporation is incorporated under the laws of the State of Delaware.

     B.   VESTING PROVISIONS.

          1. Shares of Common Stock issued under the Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

          (i) the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

          (ii) the number of installments in which the shares are to vest,

          (iii) the interval or intervals (if any) which are to lapse between installments, and

          (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

          2. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration or by reason of any Corporate Transaction shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The surrendered shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status. Treasury Shares will only be an available election during the period or periods (if any) the Corporation is incorporated under the laws of the State of Delaware.

          4. The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

         II.      CORPORATE TRANSACTIONS/CHANGE IN CONTROL

          A. Upon the occurrence of any Corporate Transaction, all of the Corporation's outstanding repurchase rights under this Article Three shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

          B. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the immediate and automatic vesting of one or more unvested shares outstanding under the Stock Issuance Program at the time of such Change in Control. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service within a specified period following the Change in Control.

         III.     SHARE ESCROW/TRANSFER RESTRICTIONS

          A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests. Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE ACCORDINGLY SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER

     RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) DATED , _____, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

          B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedure in effect under Section I.B.3 of this Article Four, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the gifted shares.

                                   ARTICLE FIVE

                                  MISCELLANEOUS


         I.       LOANS OR INSTALLMENT PAYMENTS

          A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or
(ii) permitting the Optionee or Participant to pay the option price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares plus any Federal and State income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

                  B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

         II.      AMENDMENT OF THE PLAN AND AWARDS

                  A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

                  B. (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

         III.     TAX WITHHOLDING

                  The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

                  The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of Article Five and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all holders of non-statutory options (other than the automatic grants made pursuant to Article Three of the Plan) or unvested shares under the Plan with the right to use shares of the Corporation's Common Stock in satisfaction of all or part of the Federal, State and local income and employment withholding taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares (the "Withholding Taxes"). Such right may be provided to any such holder in either or both of the following formats:

                  (a) STOCK WITHHOLDING: The holder of the non-statutory option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non-statutory option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                  (b) STOCK DELIVERY: The Plan Administrator may, in its discretion, provide the holder of the non-statutory option or the unvested shares with the election to deliver to the Corporation, at the time the non-statutory option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

         IV.      EFFECTIVE DATE AND TERM OF PLAN

                  A. This Plan as successor to the Corporation's 1990 Stock Option Plan became effective as of the applicable Effective Date for each of the equity incentive programs in effect hereunder, and no further option grants or stock issuances shall be made under the 1990 Plan from and after such Effective Date. Each option issued and outstanding under the 1990 Plan immediately prior to the Effective Date of the Discretionary Option Grant Program shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder.

                  B. The option/vesting acceleration provisions of Section III of Article Two relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options outstanding under the 1990 Plan on the Effective Date of the Discretionary Option Grant Program, but which do not otherwise provide for such acceleration.

                  C. The Plan was subsequently amended by the Board on February 27, 1995 to increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 750,000 shares, and such amendment was approved by the stockholders at the 1995 Annual Meeting on May 22, 1995. The Plan was further amended by the Board on February 16, 1996 to increase the number of shares of Common Stock authorized for issuance under the Plan by another 750,000 shares, and such amendment was approved by the stockholders at the 1996 Annual Meeting.

                  D. In February 1998, the Board further amended and restated the Plan (the "February 1998 Restatement") to effect the following revisions:
(i) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 525,000 shares 3,300,000 shares, (ii) render the non-employee Board members (including those serving as the Plan Administrator) eligible to receive option grants under the Discretionary Option Grant and Stock Issuance Programs, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise or direct issue price paid per share to be reissued under the Plan,
(iv) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (v) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements and the option transferability restrictions) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The February 1998 Restatement was approved by the stockholders at the 1998 Annual Meeting. All option grants and stock issuances made prior to the February 1998 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the February 1998 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances.

                  E. In February 1999, the Board further amended and restated the Plan (the "February 1999 Restatement") to effect the following revisions:
(i) increase the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 600,000 shares to 3,900,000 shares,
(ii) increase the number of shares of Common Stock subject to both the initial and annual option grants made to non-employee Board members under the Automatic Option Grant Program from 7,500 shares to 15,000 shares, (iii) implement new automatic option grant for an additional 15,000 shares to be made each year to each non-employee Board member serving as the Chairperson of any Board committee and (iv) change the date on which the annual automatic option grants are to be made to the non-employee Board members and Chairpersons from the date of the Annual Stockholders Meeting to the first trading day in January each year, beginning with calendar year 2000. The February 1999 Restatement was approved by the stockholders at the 1999 Annual Meeting, and no option grants made on the basis of the February 1999 Restatement became exercisable in whole or in part, and no shares of Common Stock were be issued on the basis of such restatement, until stockholder approval of the restatement was obtained at the 1999 Annual Meeting. All option grants and stock issuances made prior to the February 1999 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the February 1999 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances.

                  F. The Plan was amended and restated on February 22, 2000 (the "February 2000 Restatement") to effect the following changes, subject to stockholder approval at the 2000 Annual Meeting:

                           (i) increase the maximum number of shares of Common Stock authorized for issuance under the Plan by an additional 800,000 shares so that the authorized share reserve is thereby increased from 3,900,000 shares to 4,700,000 shares of Common Stock;

                           (ii) implement an automatic share increase feature pursuant to which the share reserve under the Plan will automatically increase on the first trading day in January each calendar year, beginning with calendar year 2001 and continuing through calendar year 2005, by an amount equal to 5% of the total number of outstanding shares of Common Stock on the last trading day of December in the immediately preceding calendar year, with each such annual increase to be limited to 2,000,000 shares of Common Stock;

                           (iii) change the vesting schedule in effect for all currently outstanding options under the Automatic Option Grant Program for non-employee Board members and all future option grants made under that program so that each of those options will become exercisable for twenty-five percent (25%) of the option shares upon the Optionee's completion of six (6) months of Board service measured from after the automatic grant date and will become exercisable for the balance of the option shares in a series of thirty-six (36) successive equal monthly installments upon the Optionee's completion of each of the next thirty-six (36)-months of Board service thereafter; and

                           (iv) extend the term of the Plan through December 31, 2005.

                  No option grants or direct stock issuances shall be made on the basis of the share increases authorized by the February 2000 Restatement unless and until that restatement is approved by the stockholders at the 2000 Annual Meeting.

                  F. The Plan shall terminate upon the EARLIER of (i) December 31, 20052 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

         V.       USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or stock issuances under the Plan shall be used for general corporate purposes.

         VI.      REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any stock option or stock appreciation right under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise of the stock options or stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it, and the Common Stock issued pursuant to it.

                  B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.





-------------------
         (2) The December 31, 2005 termination date of the Plan is subject to stockholder approval of the February 2000 restatement at the 2000 Annual Meeting. In the absence of such stockholder approval, the termination date will remain December 31, 2003.

         VII.     NO EMPLOYMENT/SERVICE RIGHTS

                  Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

         VIII.    MISCELLANEOUS PROVISIONS

                  A. Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

                  B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California without resort to that State conflict-of-laws rules.

                  C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                 QRS CORPORATION

     Shawn M. O'Connor and Peter Papano or either of them, are hereby appointed as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution) to represent and to vote all shares of capital stock of QRS Corporation (the "Company"') which the undersigned is entitled to vote at the Company's Annual Meeting of Shareholders on May 11, 2000, and at any adjournments or postponements thereof. The shares represented by this Proxy shall be voted in the manner set forth below:

     1. To elect David A. Cole, Garth Saloner, Ph. D. and Garen K. Staglin to the Board of Directors for a term of three years ending in the year 2003 or until his successor is duly elected and qualified.

                  FOR      / /      AUTHORIZATION WITHHELD    / /

INSTRUCTION: To withhold authority to vote for any individual nominee, write such name or names in the space provided below.


     2. To amend and restate the Company's Certificate of Incorporation to increase the number of shares authorized for issuance thereunder by an additional 40,000,000 to a total of 60,000,000 shares of Common Stock.

                  FOR      / /      AGAINST     / /       ABSTAIN     / /


     3. To approve a series of amendments to the Company's 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"), including i) an increase in the number of shares of Common Stock authorized for issuance over the term of the 1993 Plan by an additional 800,000 shares to 4,700,000 shares, (ii) the implementation an automatic share increase feature pursuant to which the number of shares available for issuance under the 1993 Plan will automatically increase on the first trading day of January each calendar year, beginning with the calendar year 2001 and continuing through calendar year 2005, by an amount equal to five percent (5%) of the total number of shares outstanding on the last trading day of December in the immediately preceding calendar year, subject to a limitation on the maximum number of shares by which the share reserve will increase each year, (iii) a change to the vesting schedule in effect for the option grants made to non-employee members of the Board of Directors pursuant to the Automatic Option Grant Program, and (iv) an extension of the term of the 1993 Plan through December 31, 2005.

                  FOR      / /      AGAINST     / /       ABSTAIN     / /

     4. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2000.

                  FOR      / /      AGAINST     / /       ABSTAIN     / /


     5. To transact any other business which may properly come before the meeting and any adjournment or postponement thereof.

     The Board of Directors recommends a vote FOR each of the above proposals. THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE ABOVE PROPOSALS AND, AT THE DISCRETION OF THE PERSONS NAMED AS PROXIES, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. This proxy may be revoked at any time before it is voted.

I/WE DO   / /         OR DO NOT   / /         EXPECT TO ATTEND THIS MEETING.




         DATE:  _______________________, 2000


         -----------------------------------
         (Signature)


         -----------------------------------
         (Signature if held jointly)

     (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian or in any other representative capacity, give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                   PROMPTLY, USING THE ENCLOSED ENVELOPE.